EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oregon Steel Mills, Inc. on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E Declusin, President and CEO of Oregon Steel Mills, Inc., and I, L. Ray Adams, Vice President of Finance and CFO of Oregon Steel Mills, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78c(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oregon Steel Mills, Inc.


/s/ James E. Declusin
----------------------------
James E. Declusin
President and CEO

August 9, 2005


/s/ L. Ray Adams
----------------------------
L. Ray Adams
Vice President - Finance and
Chief Financial Officer

August 9, 2005